DEAR SHAREHOLDERS,
It has been almost two years since financial turmoil began to rock Asian and other markets, including markets in Russia and Latin America. Even developed markets such as Europe and the United States were not immune. Investors in U.S. bond markets, for example, became increasingly risk conscious, shifting money into U.S. Treasury securities and away from corporate and municipal bonds and mortgage-backed securities.

Today, the bond market environment in the United States has become much more favorable. In fact, we think it is approaching the level of relative stability it enjoyed before the Asian turmoil began.

This May, the Federal Reserve Board (the Fed) indicated a bias toward raising short-term interest rates. Despite six months of strong economic growth and a surprisingly high 0.7% increase in the Consumer Price Index in April, the Fed did not actually raise rates. This is not the first time the Fed has used such a strategy. Since 1995, the Fed has indicated a bias toward higher interest rates more than 15 times but has raised rates only twice.

We believe the Fed's bias statement will be good for the bond markets for two reasons. First, it reassures investors that the Fed will act if economic growth results in higher inflation and reduced purchasing power. Second, the Fed's signal, combined with several months of strong growth, has already resulted in higher interest rates, which could slow the economy enough to dampen inflation without a need for further Fed action. Although the Fed has not changed short-term interest rates since October 1998, bond market investors have pushed up the rate on the 30-year Treasury bond close to 6%, almost a full percentage point higher than it was a year ago. The effect of this increase can be seen in the mortgage market, in which interest rates have risen slightly since the summer of 1998.

April's increase in the Consumer Price Index was higher than analysts had forecast, but we do not believe it is cause for concern. Most of April's increase seems to have resulted from a decision by oil-exporting countries to limit production following more than a year of declining oil prices. If the increase in oil prices is nothing more than a small reversal of the earlier decline, April's inflation report may be an aberration rather than the beginning of a trend toward higher prices. Also, thanks in part to global competition and the growing use of technology to increase global production, companies followed by our portfolio managers and analysts report very little margin to raise prices. As a result, we expect 1999's inflation rate to be around 2%, which is slightly higher than 1998's but still moderate.

One of the most positive results of the moderate growth and inflation environment has been a rebound in the major non-Treasury bond markets: corporate, municipal, and mortgage. Once people saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, these markets began to rebound and to present our portfolio managers with opportunities to find attractive yields.

We will, of course, closely follow domestic and overseas economic growth, inflation, Fed policy, and government spending in an effort to monitor their impact on the bond markets. On a more fundamental level, we will continue to use extensive research and credit analysis to find attractive investment opportunities. For example, we believe the strong U.S. economy and low inflation have helped select corporate bond issuers maintain strong balance sheets and meet their debt payments. And, despite their recent increases, mortgage rates have not risen enough to slow the housing market significantly, which has benefited issuers of mortgage-backed securities. We believe the well-defined strategies and active portfolio management of our fixed-income funds position them to benefit from opportunities in these and other bond markets.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management-Registered Trademark-

June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

DEAR SHAREHOLDERS,
The Trust's stock market price, which stood at $9.94 on November 30, 1998, decreased to $9.06 on May 28, 1999, while its net asset value (NAV) price decreased from $10.39 to $10.04, representing a total return of -5.01% based on market price and 0.56% based on NAV. This compares to a -4.55% return for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year, and to a -0.23% return for the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations.

The Trust benefited from its holdings in emerging market debt and U.S. high-yield corporate bonds, while its position in U.S. Treasury securities detracted from performance. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The emerging market and high-yield sectors both have recovered from the bond market turmoil that followed last summer's Russian bond default. Because of that incident and the impact it had on other emerging markets, investors became increasingly concerned about risk. As a result, they moved money out of emerging market and high-yield corporate bonds and into less volatile investments such as Treasuries and government debt of major developed countries.

Since then, emerging markets have begun to recover, and prices of bonds from these markets have risen. At the same time, the continued strength of the U.S. economy has supported the high-yield market, and investor confidence in this market has increased. However, the rebound of emerging and high-yield markets has hurt the Treasury market, and interest rates on Treasuries have risen while their prices have declined.

The Trust remains a high-yield investment that focuses on U.S. government/mortgage securities, U.S. high-yield corporate bonds, and international government debt. The Trust generally maintains approximately equal weightings in each of these three sectors. Over the past few weeks, however, we decreased the international position from approximately 33% of assets to about 25% because of weakness in the European bond market. Assets taken out of the international sector were moved to Treasuries, the prices of which declined as emerging market and high-yield bonds recovered. We believe that Treasuries represent a good value at this time and that most of the price decline is behind us.

U.S. GOVERNMENT/MORTGAGE
Mortgage-backed securities have benefited the Trust more than Treasuries thanks to the continuing strength of the housing market. The Trust has focused on mortgage securities that reflect current mortgage rates. Refinancing tends to cause securities with older mortgages and higher interest rates to be prepaid faster. Because prepayments can mean more price volatility for the portfolio, we have avoided high-coupon securities.

U.S. HIGH-YIELD CORPORATE
This sector has been one of the best-performing asset classes. Companies issuing high-yield bonds have benefited from the strong economy, which has boosted corporate earnings and given companies the capital they need to meet debt payments. There also have been several takeovers in the high-yield market, particularly in the media and telecommunications sectors, with investment-grade companies acquiring lower-rated companies. These takeovers have resulted in upgrades of the weaker companies' bond ratings and have added to the Trust's returns.

INTERNATIONAL
About 70% of the Trust's international segment is invested in "AA"-rated sovereign bonds. Most of these bonds are from European countries that have not joined European monetary union (EMU) yet, notably Denmark, Sweden, and Greece. These countries are expected to join EMU in the next few years and, as they get closer to membership, prices of their bonds should increase. The rest of our developed-market international exposure is in the United Kingdom and the dollar-bloc countries of Canada, Australia, and New Zealand.

In emerging markets, we have positions in Mexico and Brazil, where we own government debt and bonds of higher-quality corporations. In Asia, we have holdings in the Philippines, Malaysia, Thailand, and South Korea. These countries managed to avoid much of the economic trouble during the emerging market turmoil of the past two years, and they have taken significant steps to reduce spending and curtail speculative development.

In spite of recent increases in interest rates, we continue to feel the environment for bonds is favorable. Inflation in the United States shows no signs of a significant increase. There have been some price increases, mainly due to higher energy prices. On the other hand, housing and labor costs have been declining, while productivity has been increasing. We also see few signs of a resurgence of inflation in most of the rest of the world because of excess manufacturing and mining capacity in most countries. Therefore, we feel the recent interest-rate increases probably are unwarranted, but the higher rates should present us with opportunities to buy bonds at lower prices.

Respectfully,

/s/ James T. Swanson
James T. Swanson
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.
                 ---------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PERFORMANCE SUMMARY
(For the six months ended May 31,
  1999)
NET ASSET VALUE PER SHARE
November 30, 1998                      $   10.39
May 31, 1999                           $   10.04
NEW YORK STOCK EXCHANGE PRICE
November 30, 1998                      $  9.9375
February 9, 1999 (high)*               $ 10.0625
May 25, 1999 (low)*                    $  9.0000
May 28, 1999                           $  9.0625
*For the period December 1, 1998, through May
  28, 1999.

NUMBER OF EMPLOYEES
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS
As of May 31, 1999, our records indicate that there are 7,567 registered shareholders and approximately 55,500 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

      State Street Bank and Trust Company
      P.O. Box 8200
      Boston, MA 02266-8200
      1-800-637-2304

NEW YORK STOCK EXCHANGE SYMBOL
The New York Stock Exchange symbol is MCR.

INVESTMENT OBJECTIVE AND POLICY
The Trust's investment objective is to maximize current income.

The Trust will seek to achieve this objective by investing approximately one-third of its assets in each of the following sectors of the fixed-income securities markets: U.S. government securities and related options; debt obligations of foreign governments and other foreign issuers; and high-yielding corporate fixed-income securities, some of which may involve equity features. During periods of unusual market or economic conditions, the Trust may invest up to 50% of its assets in any one sector and may choose not to invest in a sector in order to achieve its investment objective. The Trust also may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN
MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a PRO RATA share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a PRO RATA share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

                                 [LOGO]

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1999

BONDS -- 94.7%

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- 67.2%

ADVERTISING -- 0.3%
World Color Press Inc., 7.75s, 2009##........     $       2,000   $  1,910,000
                                                                  ------------
AEROSPACE -- 0.9%
Airplane Pass-Through Trust, 10.875s,
  2019+......................................     $         225   $    225,943
Argo Tech Corp., 8.625s, 2007................               400        386,500
BE Aerospace, Inc., 9.875s, 2006.............             2,000      2,060,000
BE Aerospace, Inc., 8s, 2008.................             1,165      1,124,225
K & F Industries, Inc., 9.25s, 2007..........             1,200      1,219,500
United Defense Industries, Inc., 8.75s,
  2007.......................................             1,350      1,334,812
                                                                  ------------
                                                                  $  6,350,980
                                                                  ------------
AUTOMOTIVE -- 0.3%
Lear Corp., 9.5s, 2006.......................     $       2,000   $  2,185,000
                                                                  ------------
BANKS AND CREDIT COMPANIES -- 0.2%
Midland Funding Corp. II, "A", 11.75s,
  2005.......................................     $       1,000   $  1,156,230
                                                                  ------------
BUILDING -- 1.0%
AAF- McQuay, Inc., 8.875s, 2003..............     $       1,700   $  1,627,750
Building Materials Corp. of America, 8s,
  2007.......................................             1,000        985,000
Nortek, Inc., 9.875s, 2004...................             3,075      3,198,000
UDC Homes, Inc., 0s, 2000....................                13          7,368
Williams Scotsman, Inc., 9.875s, 2007........             1,000      1,047,500
                                                                  ------------
                                                                  $  6,865,618
                                                                  ------------
BUSINESS SERVICES -- 1.0%
Iron Mountain, Inc., 8.75s, 2009.............     $       1,800   $  1,800,000
Iron Mountain, Inc., 10.125s, 2006...........               375        406,875
Pierce Leahy Corp., 9.125s, 2007.............             1,100      1,141,250
Unisystem Corp., 7.875s, 2008................             3,300      3,333,000
                                                                  ------------
                                                                  $  6,681,125
                                                                  ------------

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- continued
CHEMICALS -- 0.2%
NL Industries, Inc., 11.75s, 2003............     $       1,185   $  1,256,100
Sterling Chemicals, Inc., 11.25s, 2007.......               125        117,813
                                                                  ------------
                                                                  $  1,373,913
                                                                  ------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.3%
Anacomp, Inc., 10.875s, 2004.................     $       2,225   $  2,328,938
                                                                  ------------
CONGLOMERATES -- 0.5%
News America Holdings, Inc., 10.125s, 2012...     $       3,000   $  3,374,850
                                                                  ------------
CONSUMER GOODS AND SERVICES -- 1.6%
Galey & Lord, Inc., 9.125s, 2008.............     $         725   $    464,000
Kindercare Learning Centers, Inc., 9.5s,
  2009.......................................               855        876,376
Polymer Group, Inc., 9s, 2007................             1,525      1,490,687
Revlon Consumer Products Corp., 8.125s,
  2006.......................................             3,150      3,134,250
Samsonite Corp. New, 10.75s, 2008............             1,750      1,312,500
Synthetic Industries, Inc., 9.25s, 2007......             3,250      3,347,500
                                                                  ------------
                                                                  $ 10,625,313
                                                                  ------------
CONTAINERS -- 1.2%
Ball Corp., 8.25s, 2008......................     $       2,975   $  2,975,000
Gaylord Container Corp., 9.75s, 2007.........             1,870      1,818,575
Gaylord Container Corp., 9.875s, 2008........             1,045        930,050
Silgan Holdings, Inc., 9s, 2009..............             2,575      2,610,406
                                                                  ------------
                                                                  $  8,334,031
                                                                  ------------
CORPORATE ASSET BACKED -- 0.2%
Merrill Lynch Mortgage Investors, Inc.,
  8.372s, 2022+..............................     $       1,500   $  1,399,922
                                                                  ------------
ENERGY -- 0.7%
AmeriGas Partners LP, 10.125s, 2007..........     $         600   $    624,000

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- continued
ENERGY -- continued
Clark USA, Inc., 10.875s, 2005...............     $       1,035   $    892,687
Continental Resources, Inc., 10.25s, 2008....             1,000        745,000
P&L Coal Holdings Corp., 9.625s, 2008........             2,500      2,540,625
                                                                  ------------
                                                                  $  4,802,312
                                                                  ------------
ENTERTAINMENT -- 0.2%
AMC Entertainment, Inc., 9.5s, 2009..........     $         500   $    480,000
American Skiing Co., 12s, 2006...............               500        464,375
Cinemark USA, Inc., 9.625s, 2008.............               700        716,625
                                                                  ------------
                                                                  $  1,661,000
                                                                  ------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 1.2%
FNMA, 5s, 2023...............................     $       3,875   $  3,326,416
FNMA, 7.836s, 2020...........................                15         14,948
FNMA TBA, 7s, 2099...........................             4,837      4,842,571
                                                                  ------------
                                                                  $  8,183,935
                                                                  ------------
FINANCIAL INSTITUTIONS -- 0.2%
Americo Life, Inc., 9.25s, 2005..............     $         300   $    305,625
Lehman Brothers Holdings Inc., 6.625s,
  2004.......................................             1,000        977,590
                                                                  ------------
                                                                  $  1,283,215
                                                                  ------------
FOOD AND BEVERAGE PRODUCTS -- 0.1%
Friendly Ice Cream Corp., 10.5s, 2007........     $         450   $    403,875
                                                                  ------------
FOREST AND PAPER PRODUCTS -- 0.9%
Buckeye Cellulose Corp., 8.5s, 2005..........     $       1,010   $  1,012,525
Riverwood International Corp., 10.25s,
  2006.......................................             3,090      3,151,800
U.S. Timberlands, 9.625s, 2007...............             2,020      2,052,825
                                                                  ------------
                                                                  $  6,217,150
                                                                  ------------
                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- continued
GAMING -- 0.2%
Prime Hospitality Corp., 9.75s, 2007.........     $       1,000   $  1,005,000
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 5.9%
GNMA, 7s, 2023...............................     $         410   $    410,629
GNMA, 7.5s, 2022-2024........................             7,397      7,577,075
GNMA TBA, 6.5s, 2099.........................             4,061      3,960,339
GNMA TBA, 7s, 2012-2025......................             7,734      7,772,621
GNMA TBA, 7.5s, 2027.........................            10,202     10,431,572
GNMA TBA, 8s, 2025...........................             9,271      9,632,623
                                                                  ------------
                                                                  $ 39,784,859
                                                                  ------------
INDUSTRIAL -- 1.8%
Day International Group, Inc., 11.125s,
  2005.......................................     $         600   $    636,750
Grove Worldwide LLC/Capital, 9.25s, 2008.....             1,500      1,275,000
Hayes Wheels International, Inc., 9.125s,
  2007.......................................             2,340      2,363,400
Haynes International, Inc., 11.625s, 2004....             2,650      2,451,250
IMO Industries, Inc., 11.75s, 2006...........             2,000      2,062,500
International Knife & Saw, Inc., 11.375s,
  2006.......................................               450        460,125
Numatics, Inc., 9.625s, 2008.................             1,500      1,359,375
Thermadyne Manufacturing LLC / Capital Corp.,
  9.875s, 2008...............................             1,500      1,400,625
                                                                  ------------
                                                                  $ 12,009,025
                                                                  ------------
INFORMATION, PAGING AND TECHNOLOGY -- 0.5%
Qwest Communications International, Inc.,
  10.875s, 2007..............................     $         487   $    554,016
Qwest Communications International, Inc., 0s
  to 2003, 8.29s to 2008.....................             3,500      2,723,350
                                                                  ------------
                                                                  $  3,277,366
                                                                  ------------
MANUFACTURING -- 0.2%
American Standard, Inc., 7.375s, 2008........     $       1,050   $    997,500
                                                                  ------------

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- continued
MEDIA -- 5.3%
Allbritton Communications Co., 9.75s, 2007...     $       1,500   $  1,530,000
American Radio Systems Corp., 9s, 2006.......               835        899,713
Chancellor Media Corp., 8s, 2008##...........             2,000      1,980,000
Chancellor Media Corp., 8.75s, 2007..........             1,220      1,232,200
Comcast Cellular Holdings, Inc., 9.5s,
  2007.......................................             1,060      1,181,900
Comcast Corp., 9.375s, 2005..................             3,125      3,317,937
Fox/Liberty Networks LLC, 8.875s, 2007.......             1,700      1,802,000
Frontiervision Holdings LP, 0s to 2001,
  11.875s to 2007##..........................               200        176,500
Frontiervision Operating Partnership LP, 11s,
  2006.......................................             1,200      1,333,500
Golden Books Publishing, Inc., 7.65s,
  2002**.....................................               130         52,975
Granite Broadcasting Corp., 8.875s, 2008.....               675        664,875
Granite Broadcasting Corp., 10.375s, 2005....             2,800      2,912,000
Hollinger International Publishing, Inc.,
  9.25s, 2007................................               150        155,250
Intermedia Capital Partners IV, LP, 11.25s,
  2006.......................................             2,025      2,298,375
Jones Intercable, Inc., 8.875s, 2007.........             3,150      3,433,500
Lenfest Communications, Inc., 10.5s, 2006....             2,275      2,684,500
NTL, Inc., 0s to 2003, 12.375s to 2008##.....             5,275      3,534,250
Outdoor Systems, Inc., 8.875s, 2007..........             1,525      1,601,250
United International Holdings, Inc., 0s to
  2003, 10.75s to 2008.......................             7,650      5,029,875
                                                                  ------------
                                                                  $ 35,820,600
                                                                  ------------

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- continued
MEDICAL AND HEALTH TECHNOLOGY
  AND SERVICES -- 0.3%
Quorum Health Group, Inc., 8.75s, 2005.......     $       1,900   $  1,885,750
Tenet Healthcare Corp., 8.625s, 2007.........               458        455,710
                                                                  ------------
                                                                  $  2,341,460
                                                                  ------------
METALS AND
  MINERALS -- 1.7%
Alaska Steel Holdings Corp., 9.125s, 2006....     $         575   $    595,125
Commonwealth Aluminum Corp., 10.75s, 2006....               750        765,000
Kaiser Aluminum & Chemical Corp., 9.875s,
  2002.......................................             1,925      1,953,875
Kaiser Aluminum & Chemical Corp., 10.875s,
  2006.......................................               625        640,625
Metal Management, Inc., 10s, 2008............             3,000      2,370,000
WCI Steel, Inc., 10s, 2004...................             3,350      3,450,500
Wheeling Pittsburgh Corp., 9.25s, 2007.......             1,700      1,661,750
                                                                  ------------
                                                                  $ 11,436,875
                                                                  ------------
RESTAURANTS AND LODGING -- 0.4%
Red Roof Inns, Inc., 9.625s, 2003............     $       2,800   $  2,835,000
                                                                  ------------
RETAIL -- 0.6%
Affinity Group Holding, Inc., 11s, 2007......     $         500   $    500,625
Cole National Group, Inc., 8.625s, 2007......             1,100      1,091,750
Cole National Group, Inc., 9.875s, 2006......               304        316,920
J. Crew Operating Corp., 10.375s, 2007.......             1,000      1,002,500
Musicland Group, Inc., 9.875s, 2008..........             1,150      1,164,375
                                                                  ------------
                                                                  $  4,076,170
                                                                  ------------
SPECIAL PRODUCTS AND SERVICES -- 0.1%
Fairfield Manufacturing Corp., 11.375s,
  2001.......................................     $         500   $    516,250
                                                                  ------------

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- continued
STEEL -- 0.2%
UCAR Global Enterprises, Inc., 12s, 2005.....     $       1,400   $  1,491,000
                                                                  ------------
SUPERMARKETS -- 0.2%
Jitney-Jungle Stores of America, Inc., 12s,
  2006.......................................     $         400   $    400,000
Pathmark Stores, Inc., 9.625s, 2003..........               605        623,150
                                                                  ------------
                                                                  $  1,023,150
                                                                  ------------
TELECOMMUNICATIONS -- 5.8%
Adelphia Communications Corp., 9.875s,
  2007.......................................     $       2,400   $  2,580,000
Allegiance Telecommunications, Inc., 12.875s,
  2008.......................................             2,200      2,376,000
American Celluar Corp., 10.5s, 2008..........             1,400      1,449,000
CSC Holdings, Inc., 9.25s, 2005..............               750        798,750
Flag Ltd., 8.25s, 2008.......................             1,400      1,330,000
Global Crossings Holdings Ltd., 9.625s,
  2008.......................................             1,375      1,505,625
ICG Holdings, Inc., 0s to 2001, 12.5s to
  2006.......................................             4,500      3,690,000
Intermedia Communications, Inc., 8.875s,
  2007.......................................             1,000        960,000
Intermedia Communications, Inc., 0s to 2002,
  11.25s to 2007.............................             1,575      1,126,125
ITC Deltacom, Inc., 11s, 2007................             1,435      1,549,800
Level 3 Communications, Inc., 9.125s, 2008...             2,300      2,242,500
Mobile Telecommunication Technologies Corp.,
  13.5s, 2002................................               955      1,062,437
Nextel Communications, Inc., 9.75s, 2004.....             2,270      2,338,100
Nextel Communications, Inc., 0s to 2003,
  9.95s to 2008..............................             1,450        964,250
Nextel Communications, Inc., 0s to 2002,
  9.75s to 2007..............................               350        238,000
Nextel International, Inc., 0s to 2003,
  12.125s to 2008............................             2,750      1,402,500
Pagemart Wireless, Inc., 0s to 2003, 11.25s
  to 2008....................................             1,250        412,500
                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- continued
TELECOMMUNICATIONS -- continued
Paging Network, Inc., 8.875s, 2006...........     $       2,150   $  1,376,000
Spectrasite Holdings, Inc., 0s to 2003, 12s
  to 2008##..................................             2,550      1,606,500
Sprint Spectrum LP, 11s, 2006................             2,125      2,377,981
Sprint Spectrum LP, 0s to 2001, 12.5s to
  2006.......................................             1,600      1,456,000
Time Warner Telecommunications LLC, 9.75s,
  2008.......................................               500        525,000
Triton PCS, Inc., 0s to 2003, 11s to 2008....             2,850      1,745,625
Western Wireless Corp., 10.5s, 2007..........             1,925      2,076,594
WorldCom, Inc., 8.875s, 2006.................             1,881      2,007,742
                                                                  ------------
                                                                  $ 39,197,029
                                                                  ------------
TRANSPORTATION -- 0.1%
Eastern Airlines, Inc., 11.75s, 1993**.......     $       5,000   $          0
Eastern Airlines, Inc., 12.75s, 1996**.......             3,000         30,000
Moran Transportation Co., 11.75s, 2004.......               700        762,125
                                                                  ------------
                                                                  $    792,125
                                                                  ------------
UTILITIES --
  ELECTRIC -- 0.7%
El Paso Electric Co., 8.9s, 2006.............     $         400   $    436,908
Midland Cogeneration Venture Corp., 10.33s,
  2002.......................................             3,788      3,984,501
                                                                  ------------
                                                                  $  4,421,409
                                                                  ------------
U.S. FEDERAL AGENCIES -- 5.3%
Federal Home Loan Banks, 5.7s, 2009..........     $       4,500   $  4,296,235
Financing Corp., 0s, 2014....................            13,519      5,023,525
Financing Corp., 10.35s, 2018................            15,100     21,482,166
Israel Aid, 5.89s, 2005......................             5,000      4,887,450
                                                                  ------------
                                                                  $ 35,689,376
                                                                  ------------

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. BONDS -- continued
U.S. TREASURY OBLIGATIONS -- 26.9%
U.S. Treasury Bonds, 3.625s, 2028............     $       6,114   $  5,830,796
U.S. Treasury Bonds, 3.875s, 2029............             4,988      4,972,338
U.S. Treasury Bonds, 5.25s, 2029.............            18,100     16,632,271
U.S. Treasury Bonds, 9.875s, 2015............            20,025     27,778,480
U.S. Treasury Bonds, 10.75s, 2005............             8,000     10,034,960
U.S. Treasury Bonds, 13.375s, 2001...........            20,000     23,234,400
U.S. Treasury Notes, 4.25s, 2003.............            83,400     78,826,344
U.S. Treasury Notes, 8.5s, 2000..............            13,450     13,775,759
                                                                  ------------
                                                                  $181,085,348
                                                                  ------------
    TOTAL U.S. BONDS...........................................   $452,936,949
                                                                  ------------

FOREIGN BONDS -- 27.5%

ARGENTINA -- 0.9%
Autopistas Del Sol S.A., 10.25s, 2009
  (Industrial)##.............................     $       2,500   $  2,050,000
Republic of Argentina, 5.938s, 2005..........             1,860      1,555,518
Republic of Argentina, 9.75s, 2027...........               701        541,522
Republic of Argentina, 10.75s, 2004##........             1,000        965,000
Republic of Argentina, 11.375s, 2017.........             1,000        875,000
                                                                  ------------
                                                                  $  5,987,040
                                                                  ------------
AUSTRALIA -- 2.2%
Commonwealth of Australia, 6.75s, 2006.......       AUD  21,725   $ 14,872,446
                                                                  ------------
BRAZIL -- 1.8%
Federal Republic of Brazil, 5s, 2014.........     $      10,638   $  6,675,340
Federal Republic of Brazil, 5.875s, 2006.....             3,800      2,764,500
Federal Republic of Brazil, 6.063s, 2001.....               738        688,185

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
FOREIGN BONDS -- continued
BRAZIL -- continued
Federal Republic of Brazil, 10.125s, 2027....     $       1,500   $  1,087,500
Federal Republic of Brazil, 11.625s, 2004....             1,000        907,500
                                                                  ------------
                                                                  $ 12,123,025
                                                                  ------------
CANADA -- 3.1%
Government of Canada, 5s, 2004...............       CAD  15,212   $ 10,141,333
Gulf Canada Resources Ltd., 9.25s, 2004
  (Oils).....................................     $       2,590      2,620,459
Metronet Communications Corp., 0s to 2003,
  9.95s to 2008 (Telecommunications).........             4,025      2,978,500
PCI Chemicals Canada, Inc., 9.25s, 2007
  (Chemicals)................................             1,200      1,020,000
Rogers Cablesystem Ltd., 10.125s, 2012
  (Telecommunications).......................             3,050      3,294,000
Rogers Cantel, Inc., 9.375s, 2008 (Cellular
  Telephones)................................             1,000      1,055,000
                                                                  ------------
                                                                  $ 21,109,292
                                                                  ------------
COLOMBIA -- 0.5%
Republic of Colombia, 10.875s, 2004..........     $       2,250   $  2,058,750
Republic of Columbia, 8.375s, 2027...........             2,000      1,420,000
                                                                  ------------
                                                                  $  3,478,750
                                                                  ------------
DENMARK -- 0.7%
Kingdom of Denmark, 7s, 2007.................       DKK  28,587   $  4,731,876
                                                                  ------------
GREECE -- 2.9%
Hellenic Republic, 5.75s, 2008...............       EUR   5,278   $  5,903,416
Republic of Greece, 8.7s, 2005...............       GRD 659,000      2,384,386
Republic of Greece, 8.9s, 2003...............         3,241,000     11,310,531
                                                                  ------------
                                                                  $ 19,598,333
                                                                  ------------
INDONESIA -- 0.2%
APP International Finance Co., 8.077s, 1999
  (Financial Institutions)...................     $       1,000   $    950,000
                                                                  ------------

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
FOREIGN BONDS -- continued
LUXEMBOURG -- 0.4%
Millicom International Cellular
  Communications Corp., 0s to 2001, 13.5s to
  2006 (Cellular Telephones).................     $       3,575   $  2,788,500
                                                                  ------------
MALAYSIA -- 0.4%
Tenaga Nasional Berhad, 7.5s, 2096
  (Utilities)+...............................     $       3,500   $  2,573,305
                                                                  ------------
MEXICO -- 1.9%
Empresas ICA Sociedad S.A., 5s, 2004
  (Construction Company).....................     $         500   $    350,000
Empresas ICA Sociedad S.A., 11.875s, 2001
  (Construction Company).....................             2,000      1,980,000
Sanluis Corp., 8.875s, 2008 (Mining).........             2,000      1,650,000
Satelites Mexicanos S.A. De CV, 10.125s, 2004
  (Telecommunications).......................               900        679,500
United Mexican States, 6.068s, 2019..........             1,000        830,000
United Mexican States, 6.25s, 2002##.........             1,000        948,750
United Mexican States, 6.25s, 2019...........             1,500      1,115,700
United Mexican States, 8.625s, 2008..........             4,000      3,588,000
United Mexican States, 11.5s, 2026...........             1,750      1,925,000
                                                                  ------------
                                                                  $ 13,066,950
                                                                  ------------
NEW ZEALAND -- 4.4%
Government of New Zealand, 7s, 2009..........       NZD  20,850   $ 11,744,569
Government of New Zealand, 8s, 2004-2006.....            29,950     17,606,870
                                                                  ------------
                                                                  $ 29,351,439
                                                                  ------------
PANAMA -- 0.7%
Republic of Panama, 7.875s, 2002.............     $       1,500   $  1,443,750
Republic of Panama, 8.25s, 2008..............             1,000        890,000
                                               Principal Amount
Issuer                                          (000 Omitted)        Value
FOREIGN BONDS -- continued
PANAMA -- continued
Republic of Panama, 8.875s, 2027.............     $       2,630   $  2,288,100
                                                                  ------------
                                                                  $  4,621,850
                                                                  ------------
PHILIPPINES -- 0.5%
National Power Corp., 9.625s, 2028 (Utilities
  -- Electric)...............................     $       4,000   $  3,540,000
                                                                  ------------
POLAND -- 0.5%
Republic of Poland, 4s, 2024.................     $       5,500   $  3,643,750
                                                                  ------------
RUSSIA -- 0.2%
Russia Principal Loans, 5.969s, 2020+**......     $      19,250   $  1,347,500
                                                                  ------------
SOUTH KOREA -- 0.1%
Korea Electric Power Corp., 8s, 2002
  (Utilities -- Electric)....................     $         750   $    749,100
                                                                  ------------
SWEDEN -- 1.9%
Kingdom of Sweden, 5s, 2004..................       SEK  53,200   $  6,465,819
Kingdom of Sweden, 9s, 2009..................            41,400      6,474,592
                                                                  ------------
                                                                  $ 12,940,411
                                                                  ------------
UNITED KINGDOM -- 4.0%
Espirit Telecom Group PLC, 10.875s, 2008
  (Telecommunications).......................     $         700   $    736,750
Bank Of Ayudhya Public Co., 5.98s, 2006
  (Banks and Credit Companies)...............               500        370,000
Colt Telecom Group PLC, 8.875s, 2007
  (Telecommunications).......................        DEM  1,000        572,144
Colt Telecommunications Group PLC, 0s to
  2001,12s to 2006 (Telecommunications)......     $       2,000      1,705,000
Diamond Cable Communications Corp. PLC, 0s to
  2000, 11.75s to 2005 (Telecommunications)..             2,090      1,865,325
Dolphin Telecom PLC, 0s to 2004, 14s to 2009
  (Telecommunications)##.....................               750        367,500

                                               Principal Amount
Issuer                                          (000 Omitted)        Value
FOREIGN BONDS -- continued
UNITED KINGDOM -- continued
Dolphin Telecom PLC, 0s to 2003, 11.5s to
  2008 (Telecommunications)..................     $       1,600   $    844,000
Telewest PLC, 9.625s, 2006
  (Telecommunications).......................             1,000      1,052,500
U.K. Treasury, 6.75s, 2004...................       GBP  11,164     19,360,209
                                                                  ------------
                                                                  $ 26,873,428
                                                                  ------------
VENEZUELA -- 0.2%
Republic of Venezuela -- DCB, 5.938s, 2007...     $       1,714   $  1,259,996
                                                                  ------------
    TOTAL FOREIGN BONDS........................................   $185,606,991
                                                                  ------------
    TOTAL BONDS
      (IDENTIFIED COST, $661,687,058)..........................   $638,543,940
                                                                  ------------

                                                         Shares
STOCKS
U.S. STOCKS

REAL ESTATE
Atlantic Gulf Communities Corp.##*
  (Identified Cost, $0)......................               244   $        285
                                                                  ------------
PREFERRED STOCK -- 1.6%
CSC Holdings, Inc., 11.125% (Media)*.........            82,034   $  9,515,944
Primedia, Inc., 8.625% (Printing &
  Publishing)*...............................            15,000      1,440,000
                                                                  ------------
    TOTAL PREFERRED STOCK
      (IDENTIFIED COST, $7,559,500)............................   $ 10,955,944
                                                                  ------------

RIGHTS
United Mexican States* (Identified Cost,
  $0)........................................      1,538,000      $          0
                                                                  ------------
WARRANTS -- 0.1%
Colt Telecommunications Group PLC, Expire
  12/31/06 (Telecommunications)##*...........            252      $    159,239
Loral Orion Network Systems, Inc., Expire
  1/15/07 (Telecommunications)*..............          1,625            13,000

Issuer                                                   Shares      Value
Loral Orion Network Systems, Inc., Expire
  1/15/07 (Telecommunications)*..............            750      $     13,500
Republic of Argentina, Expire 12/03/99*......          1,800            13,500
                                                                  ------------
    TOTAL WARRANTS
      (IDENTIFIED COST, $121,702)..............................   $    199,239
                                                                  ------------

                                               Principal Amount
                                                (000 Omitted)
SHORT-TERM OBLIGATIONS -- 2.3%
FNMA Discount Notes,
  due 6/01/99 at
  Amortized Cost.............................     $   15,640      $ 15,640,000
                                                                  ------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $685,008,260)..........................   $665,339,408
                                                                  ------------
OTHER ASSETS,
 LESS LIABILITIES -- 1.3%......................................      8,920,192
                                                                  ------------
Net Assets -- 100.0%...........................................   $674,259,600
                                                                  ------------

* Non-income producing security.
** Non-income producing security -- in default.
## SEC Rule 144A restriction.
+ Restricted security.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD        =          Australian Dollars
CAD        =          Canadian Dollars
DEM        =          Deutsche Marks
DKK        =          Danish Kroner
EUR        =          Euro
GBP        =          British Pounds
GRD        =          Greek Drachma
JPY        =          Japanese Yen
NZD        =          New Zealand Dollars
SEK        =          Swedish Kroner

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) -- May 31, 1999

ASSETS:
  Investments, at value (identified cost,
   $685,008,260)..................................  $665,339,408
  Cash............................................       111,514
  Foreign currency, at value (identified cost,
   $932,546)......................................       921,443
  Net receivable for forward foreign currency
   exchange contracts to purchase.................       152,641
  Receivable for investments sold.................    10,757,807
  Interest receivable.............................     9,501,385
  Other assets....................................         9,172
                                                    ------------
      Total assets................................  $686,793,370
                                                    ------------

LIABILITIES:
  Payable to dividend disbursing agent............       344,528
  Payable for investments purchased...............    10,919,756
  Payable for swap agreements.....................       132,256
  Net payable for forward foreign currency
   exchange contracts to sell.....................       615,897
  Net payable for forward foreign currency
   exchange contracts closed or subject to master
   netting agreements.............................       186,836
  Payable to affiliates -
    Management fee................................        50,103
    Transfer and dividend disbursing agent fee....        11,273
    Administrative Fee............................         1,108
  Accrued expenses and other liabilities..........       272,013
                                                    ------------
      Total liabilities...........................  $ 12,533,770
                                                    ------------
NET ASSETS........................................  $674,259,600
                                                    ------------
                                                    ------------

NET ASSETS CONSIST OF:
  Paid-in capital.................................  $710,535,878
  Unrealized depreciation on investments and
   translation of assets and liabillties in
   foreign currencies.............................   (20,493,455)
  Accumulated net realized loss on investments and
   foreign currency transactions..................   (11,783,926)
  Accumulated distributions in excess of net
   investment income..............................    (3,998,897)
                                                    ------------
      Total.......................................  $674,259,600
                                                    ------------
                                                    ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 (90,358,639 SHARES AUTHORIZED LESS 23,220,000
 TREASURY SHARES).................................    67,138,639
                                                    ------------
                                                    ------------
NET ASSET VALUE PER SHARE (NET ASSETS OF
 $674,259,600  DIVIDED BY 67,138,639 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING).................  $      10.04
                                                    ------------
                                                    ------------

                       See notes to financial statements

STATEMENT OF OPERATIONS (Unaudited) -- Six Months Ended May 31, 1999

NET INVESTMENT INCOME:
  INCOME --
  Interest........................................  $ 27,243,307
  Dividends.......................................        64,680
                                                    ------------
      Total investment income.....................  $ 27,307,987
                                                    ------------

EXPENSES --
    Management fee................................  $  2,351,510
    Trustees' compensation........................        76,242
    Transfer and dividend disbursing agent fee....        66,805
    Administrative fee............................        42,756
    Custodian fee.................................       195,543
    Auditing Fees.................................        19,200
    Postage.......................................        16,922
    Printing......................................        16,604
    Legal fees....................................         1,637
    Miscellaneous.................................       233,043
                                                    ------------
      Total expenses..............................  $  3,020,262
    Fees paid indirectly..........................       (43,341)
                                                    ------------
      Net expenses................................  $  2,976,921
                                                    ------------
        Net investment income.....................  $ 24,331,066
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
    Realized gain (loss) (identified cost basis)
     --
      Investment transactions.....................  $ (9,130,562)
      Written option transactions.................       669,063
      Foreign currency transactions...............      (552,707)
                                                    ------------
        Net realized loss on investments and
       foreign currency transactions..............  $ (9,014,206)
                                                    ------------
    Change in unrealized appreciation
     (depreciation) --
      Investments.................................  $(13,530,919)
      Written options.............................      (241,067)
      Translation of assets and liabilities in
      foreign currencies..........................     1,485,177
      Swap transactions...........................      (132,256)
                                                    ------------
        Net unrealized loss on investments and
       foreign currency translation...............  $(12,419,065)
                                                    ------------
          Net realized and unrealized loss on
         investments and foreign currency.........  $(21,433,271)
                                                    ------------
            Increase in net assets from
          operations..............................  $  2,897,795
                                                    ------------
                                                    ------------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                            May 31, 1999          Year Ended
                                             (Unaudited)      November 30, 1998
                                          -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations --
  Net investment income.................     $ 24,331,066        $ 51,670,839
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................       (9,014,206)         13,396,315
  Net unrealized loss on investments and
   foreign currency translation.........      (12,419,065)        (30,274,083)
                                          -----------------   ------------------
    Increase in net assets from
     operations.........................     $  2,897,795        $ 34,793,071
                                          -----------------   ------------------
Distributions declared to shareholders
 --
  From net investment income............     $(24,331,066)       $(51,670,839)
  In excess of net investment income....       (2,188,559)         (3,307,673)
                                          -----------------   ------------------
      Total distributions declared to
      shareholders......................     $(26,519,625)       $(54,978,512)
                                          -----------------   ------------------
Net decrease in net assets from Trust
 share transactions.....................        --                 (6,517,955)
                                          -----------------   ------------------
      Total decrease in net assets......     $(23,621,830)       $(26,703,396)
                                          -----------------   ------------------
NET ASSETS:
  At beginning of period................      697,881,430         724,584,826
                                          -----------------   ------------------
  At end of period (including
   accumulated distributions in excess
   of net
   investment income of $(3,998,897) and
   $(1,810,338), respectively)..........     $674,259,600        $697,881,430
                                          -----------------   ------------------
                                          -----------------   ------------------

                       See notes to financial statements

FINANCIAL HIGHLIGHTS

                            Six Months
                              Ended
                             May 31,
                               1999
                           (Unaudited)       1998         1997         1996         1995         1994
                           ------------   ----------   ----------   ----------   ----------   ----------
PER SHARE DATA (FOR A
  SHARE OUTSTANDING
  THROUGHOUT EACH
  PERIOD):
Net asset value --
  beginning of period....    $  10.39     $  10.69     $  10.57     $  10.50     $   9.60     $  10.68
                           ------------   ----------   ----------   ----------   ----------   ----------
Income from investment
  operations# --
  Net investment
    income...............    $   0.36     $   0.77     $   0.78     $   0.76     $   0.79     $   0.76
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currency.............       (0.31)       (0.25)        0.14         0.14         0.88        (1.07)
                           ------------   ----------   ----------   ----------   ----------   ----------
    Total from investment
      operations.........    $   0.05     $   0.52     $   0.92     $   0.90     $   1.67     $  (0.31)
                           ------------   ----------   ----------   ----------   ----------   ----------
Less distributions
  declared to
  shareholders --
  From net investment
    income...............    $  (0.37)    $  (0.77)    $  (0.78)    $  (0.83)    $  (0.77)    $  (0.35)
  From net realized gain
    on investments and
    foreign currency
    transactions.........          --           --           --           --           --        (0.03)
  In excess of net
    investment income....       (0.03)       (0.05)       (0.02)          --           --           --
  From paid-in capital...          --           --           --           --           --        (0.39)
                           ------------   ----------   ----------   ----------   ----------   ----------
    Total distributions
      declared to
      shareholders.......    $  (0.40)    $  (0.82)    $  (0.80)    $  (0.83)    $  (0.77)    $  (0.77)
                           ------------   ----------   ----------   ----------   ----------   ----------
Net asset value -- end of
  period.................    $  10.04     $  10.39     $  10.69     $  10.57     $  10.50     $   9.60
                           ------------   ----------   ----------   ----------   ----------   ----------
                           ------------   ----------   ----------   ----------   ----------   ----------
Per share market value --
  end of period..........    $ 9.0625     $ 9.9375     $ 9.6875     $  9.625     $  9.125     $  8.719
  TOTAL RETURN...........       (5.01)%++   11.30%        9.25%       15.09%       13.84%        (1.35)%
  RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
    Expenses##...........       0.88%+       0.87%        0.87%        0.93%        0.92%        0.86%
    Net investment
      income.............       7.08%+       7.25%        7.41%        7.38%        7.84%        7.50%
  PORTFOLIO TURNOVER.....         80%         174%         180%         146%         183%         153%
  Net assets at end of
    period (000
    omitted).............    $674,260     $697,881     $724,585     $735,971     $786,256     $804,390

  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ## The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) BUSINESS AND ORGANIZATION

MFS Charter Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

REPURCHASE AGREEMENTS -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counter-parties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

INVESTMENT TRANSACTIONS AND INCOME -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of $862,425 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2003.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Trust's average daily net assets and 4.57% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $22,591 for the six months ended May 31, 1999.

ADMINISTRATOR -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

First $1 billion..................................................     0.0150%
Next $1 billion...................................................     0.0125%
Next $1 billion...................................................     0.0100%
In excess of $3 billion...........................................     0.0000%

TRANSFER AGENT -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                   Purchases         Sales
---------------------------------------------------------------------------------------------------------------
U.S. government securities.....................................................  $  236,860,439  $  143,659,886
                                                                                 --------------  --------------
                                                                                 --------------  --------------
Investments (non-U.S. government securities)...................................  $  296,124,084  $  411,361,008
                                                                                 --------------  --------------
                                                                                 --------------  --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost......................................................................  $ 689,709,503
                                                                                      -------------
                                                                                      -------------
Gross unrealized depreciation.......................................................    (35,467,094)
Gross unrealized appreciation.......................................................  $  11,096,999
                                                                                      -------------
  Net unrealized depreciation.......................................................  $ (24,370,095)
                                                                                      -------------
                                                                                      -------------

(5) SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                                              Six Months Ended        Year Ended
                                                                May 31, 1999       November 30, 1998
                                                              ----------------   ---------------------
                                                              Shares    Amount    Shares     Amount
                                                              -------   ------   --------  -----------
Treasury shares acquired....................................     0        $0     (658,900) $(6,517,955)
                                                                 -        --
                                                                                 --------  -----------
  Net.......................................................     0        $0     (658,900) $(6,517,955)
                                                                 -        --
                                                                 -        --
                                                                                 --------  -----------
                                                                                 --------  -----------

The Trust did not repurchase any shares of beneficial interest during the six months ended May 31, 1999. The Trust repurchased 658,900 shares of beneficial interest during the year ended November 30, 1998, at an average price per share of $9.89 and a weighted average discount of 7.93% per share.

(6) LINE OF CREDIT

The Trust and other affiliated Trusts participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Treasury shares. Interest is charged to each Trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Trusts at the end of each quarter. The commitment fee allocated to the Trust for the six months ended May 31, 1999, was $2,479.

(7) FINANCIAL INSTRUMENTS

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                                    1999 Calls              1999 Puts
                                                                           ----------------------------------------------
                                                                              Principal                     Principal
                                                                               Amounts                       Amounts
                                                                             of Contracts                  of Contracts
                                                                            (000 Omitted)     Premiums    (000 Omitted)
-------------------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD
    Japanese Yen.........................................................       2,665,055    $  307,693         --
Options written
    Australian Dollars...................................................          24,095       199,161          10,598
    Euro.................................................................          27,366       256,554         --
    Euro/British Pounds..................................................          10,229       118,386           9,839
    Japanese Yen.........................................................       2,665,055       415,506       3,028,472
Options terminated in closing transactions
    Australian Dollars...................................................         (14,215)     (142,154)        (10,598)
    Euro.................................................................         (27,366)     (256,554)        --
    Euro/British Pounds..................................................         (10,229)     (118,386)         (9,839)
    Japanese Yen.........................................................      (2,665,055)     (307,693)        --
Options expired
    Australian Dollars...................................................          (9,880)      (57,007)        --
    Japanese Yen.........................................................      (2,665,055)     (415,506)     (3,028,472)
                                                                           ----------------  ----------  ----------------
Outstanding, end of period                                                                   $   --


                                                                            Premiums
-------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD
    Japanese Yen.........................................................  $       --
Options written
    Australian Dollars...................................................      87,116
    Euro.................................................................      --
    Euro/British Pounds..................................................      54,322
    Japanese Yen.........................................................     337,977
Options terminated in closing transactions
    Australian Dollars...................................................     (87,116)
    Euro.................................................................      --
    Euro/British Pounds..................................................     (54,322)
    Japanese Yen.........................................................      --
Options expired
    Australian Dollars...................................................      --
    Japanese Yen.........................................................    (337,977)
                                                                           ----------
Outstanding, end of period                                                 $   --

At May 31, 1999, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                     Net Unrealized
                                                                    Contracts to                        Contracts    Appreciation
           Settlement Date                                          Deliver/Receive   In Exchange For   at Value     (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Sales      6/16/99...........................................  AUD       37,160,962     $23,490,214     $24,251,616    $(761,402)
           6/16/99...........................................  DKK       64,640,946       9,501,690       9,077,064      424,626
           6/16/99...........................................  JPY    1,998,430,906      16,358,859      16,574,173     (215,314)
           6/16/99...........................................  NZD       82,331,842      44,047,536      44,111,343      (63,807)
                                                                                      ---------------   -----------  --------------
                                                                                        $93,398,299     $94,014,196    $(615,897)
                                                                                      ---------------   -----------  --------------
                                                                                      ---------------   -----------  --------------
Purchases  6/16/99...........................................  AUD       32,582,832     $20,695,436     $21,263,882    $ 568,446
           6/16/99...........................................  DKK       30,689,236       4,512,725       4,309,469     (203,256)
           6/16/99...........................................  GBP        4,731,361       7,697,451       7,578,339     (119,112)
           6/16/99...........................................  JPY    1,115,532,342       9,483,601       9,251,771     (231,830)
           6/16/99...........................................  NZD       32,147,147      17,085,244      17,223,637      138,393
                                                                                      ---------------   -----------  --------------
                                                                                        $59,474,457     $59,627,098    $ 152,641
                                                                                      ---------------   -----------  --------------
                                                                                      ---------------   -----------  --------------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $869,383 with Merrill Lynch, and a net payable of $751,334 with C.S. First Boston and $304,885 with Deutsche Bank at May 31, 1999.

At May 31, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements
Interest Rate Swaps

                                                                                                        Cash Flows
                                                    Notional Principal      Cash Flows Paid          Received by the
  Expiration                                        Amount of Contract       by the Trust                 Trust
-------------------------------------------------------------------------------------------------------------------------
03/22/2003 SEK....................................       108,800,000    Floating - 3M STIBOR     Fixed - 4.38%
03/22/2003 EUR....................................        11,780,000    Fixed - 3.76%            Floating - 6M EURIBOR


                                                    Unrealized
  Expiration                                        Depreciation
--------------------------------------------------
03/22/2003 SEK....................................   $(116,875)
03/22/2003 EUR....................................     (15,381)
                                                    -----------
                                                     $(132,256)
                                                    -----------
                                                    -----------

(8) RESTRICTED SECURITIES

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1999, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, (constituting 0.82% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                          Date of     Share/Par
Description                              Acquisition    Amount         Cost         Value
---------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s,
  3/15/2019............................     3/13/96       225,000  $    225,000  $    225,943
Merrill Lynch Mortgage Investors, Inc.,
  Floating Rate, 6/25/2022.............     6/22/94     1,500,000     1,039,688     1,399,922
Russia Principal Loans, Floating Rate,
  12/15/2020...........................      2/9/98    19,250,000     9,261,279     1,347,500
Tenaga Nasional Berhad, 7.5s,
  1/15/2096............................     4/14/99     3,500,000     2,724,421     2,573,305
                                                                                 ------------
                                                                                 $  5,546,670
                                                                                 ------------
                                                                                 ------------

                      MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management-Registered Trademark-, as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS-Registered Trademark-Original Research-SM- process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS-REGISTERED TRADEMARK- CHARTER INCOME TRUST

TRUSTEES
Richard B. Bailey* (2)
PRIVATE INVESTOR; FORMER CHAIRMAN AND DIRECTOR (until 1991), MFS Investment Management

Marshall N. Cohan(1)
PRIVATE INVESTOR

Lawrence H. Cohn, M.D.(2)
CHIEF OF CARDIAC SURGERY,
Brigham and Women's Hospital; PROFESSOR OF SURGERY, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE(2)
CHIEF EXECUTIVE OFFICER,
Edmund Gibbons Ltd; CHAIRMAN, Colonial Insurance Company, Ltd.

Abby M. O'Neill(2)
PRIVATE INVESTOR

Walter E. Robb, III(1)
PRESIDENT AND TREASURER,
Benchmark Advisors, Inc. (corporate financial consultants);
PRESIDENT, Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott*
SENIOR EXECUTIVE VICE PRESIDENT, DIRECTOR, AND SECRETARY, MFS Investment Management

Jeffrey L. Shames*
CHAIRMAN, CHIEF EXECUTIVE OFFICER, AND DIRECTOR, MFS Investment Management

J. Dale Sherratt(1)
PRESIDENT, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith(1)
FORMER CHAIRMAN (UNTIL 1994), NACCO Industries (holding company)

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

TRANSFER AGENT,
REGISTRAR, AND DIVIDEND
DISBURSING AGENT
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

CUSTODIAN
State Street Bank and
Trust Company

INVESTMENT ADVISER
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

 *Affiliated with the Investment Adviser.
(1)Member of Audit Committee.
(2)Member of Portfolio Trading Committee.

[RECYCLE LOGO]
 Printed on recycled paper.                  MCICE-3 7/99 67M

[MFS 75 YEARS LOGO]

MFS-REGISTERED TRADEMARK- MULTIMARKET
INCOME TRUST

SEMIANNUAL REPORT - May 31, 1999